Exhibit 99.1

CNH Capital Canada Receivables Trust

Receivable-Backed Notes, Series 2017-1

Sample Receivable Agreed-Upon Procedures

Report To:

CNH Industrial Capital Canada Ltd.

RBC Dominion Securities Inc.

RBC Capital Markets, LLC

CIBC World Markets Inc.

CIBC World Markets Corp.

BMO Nesbitt Burns Inc.

BMO Capital Markets Corp.

10 February 2017

Report of Independent Accountants on Applying Agreed-Upon Procedures

CNH Industrial Capital Canada Ltd.	CIBC World Markets Corp.
6900 Veterans Boulevard	300 Madison Avenue, 5th Floor
Burr Ridge, Illinois 60527	New York, New York 10017

RBC Dominion Securities Inc.	BMO Nesbitt Burns Inc.
200 Bay Street, 2nd Floor, North Tower	3rd Floor Podium
Toronto, Ontario M5J 2W7	1 First Canadian Place, 100 King Street West
Toronto, Ontario M5X 1H3
RBC Capital Markets, LLC
200 Vesey Street, 8th Floor	BMO Capital Markets Corp.
New York, New York 10281	115 South LaSalle Street, 37W
Chicago, Illinois 60603
CIBC World Markets Inc.
161 Bay Street, 5th Floor
Toronto, Ontario M5J 2S8

Re:                            CNH Capital Canada Receivables Trust (the “Issuer”)

Receivables-Backed Notes, Series 2017-1 (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Issuer in evaluating the accuracy of certain information with respect to a pool of fixed rate retail instalment sale contracts, including split rate retail instalment sale contracts, used to finance the purchase of new and used agricultural and construction equipment (the “Receivables”) that will secure the Notes.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CNH Industrial Capital Canada Ltd. (the “Seller”), on behalf of the Issuer, provided us with:

a.                                      Electronic data files:

i.                                          Labeled “Deal_CN_Con.zip” and the corresponding record layout and decode information (the “Preliminary Collateral Data File”) that the Seller, on behalf of the Issuer, indicated contains information on a pool of fixed rate retail instalment sale contracts, including split rate retail instalment sale contracts, used to finance the purchase of new and used agricultural and construction equipment (the “Preliminary Cutoff Date Receivables”) as of 31 December 2016 (the “Preliminary Cutoff Date”),

ii.                                      Labeled “Deal_CN_Pay.zip” and the corresponding record layout and decode information (the “Preliminary Payment Data File”) that the Seller, on behalf of the Issuer, indicated contains information on the past and future scheduled payments for the Preliminary Cutoff Date Receivables as of the Preliminary Cutoff Date,

iii.                                   Labeled “Receivable List.xlsx” (the “Preliminary Receivables Schedule”) that the Seller, on behalf of the Issuer, indicated contains a list of receivable identification numbers (each, a “Receivable ID”) that correspond to certain Preliminary Cutoff Date Receivables (the “Preliminary Receivables”) that are expected to be representative of the Receivables,

iv.                                   Labeled “171_Con.zip” and the corresponding record layout and decode information (the “Collateral Data File”) that the Seller, on behalf of the Issuer, indicated contains information on the Receivables as of 31 January 2017 (the “Cutoff Date”) and

v.                                      Labeled “171_Pay.zip” and the corresponding record layout and decode information (the “Payment Data File,” together with the Preliminary Collateral Data File, Preliminary Payment Data File, Preliminary Receivables Schedule and Collateral Data File, the “Provided Data Files”) that the Seller, on behalf of the Issuer, indicated contains information on the past and future scheduled payments for the Receivables as of the Cutoff Date,

b.                                      Imaged copies of:

i.                                          The fixed rate or split rate retail instalment sale contract and security agreement or note and security agreement (collectively and as applicable, the “Contract”),

ii.                                      Certain payment schedule screen shots from the Seller’s servicing system (the “Payment Schedule Screen Shots”) that the Seller, on behalf of the Issuer, indicated contain certain information relating to the payment schedule that supersedes the corresponding information contained on the Contract, as applicable,

iii.                                   A completed credit application (the “Credit Application”) or credit scoring and decision screen shots from the Seller’s servicing system (the “Credit Score System Screen Shots”) and

iv.                                   The personal property security act filling (the “PPSA Filing,” together with the Contract, Payment Schedule Screen Shots, Credit Application and Credit Score System Screen Shots, the “Source Documents”)

relating to the Sample Receivables (as defined in Attachment A),

c.                                       The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File and Final Data File (both as defined in Attachment A), which are shown on Exhibit 1 to Attachment A, and

d.                                      Instructions, assumptions and methodologies, which are described in Attachment A.

2

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A.  The Issuer is responsible for the Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Cutoff Date Data File (as defined in Attachment A), Preliminary Data File or Final Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents or any other information provided to us by the Seller, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Cutoff Date Receivables, Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.                                      Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.                                      Making any findings with respect to:

i.                                         Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.                                      The value of the collateral securing the Receivables,

iii.                                   Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.                                   Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

10 February 2017

3

Attachment A

Procedures performed and our associated findings

1.                                      As instructed by the Seller, on behalf of the Issuer, we combined the information on the Preliminary Collateral Data File and Preliminary Payment Data File.  The Preliminary Collateral Data File and Preliminary Payment Data File, as adjusted, are hereinafter referred to as the “Preliminary Cutoff Date Data File.”

2.                                      As instructed by the Seller, on behalf of the Issuer, we deleted the Preliminary Cutoff Date Receivables from the Preliminary Cutoff Date Data File that were not included on the Preliminary Receivables Schedule.  The Preliminary Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.                                      As instructed by the Seller, on behalf of the Issuer, we randomly selected a sample of 184 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”).  For the purpose of this procedure, the Seller, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Receivables that we were instructed to randomly select from the Preliminary Data File.

For the purpose of the procedures described in this report, the 184 Sample Receivables are referred to as Sample Receivable Numbers 1 through 184.

4.                                      For each Sample Receivable, we performed the following procedures:

a.                                     We compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Seller, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.                                     We observed the existence of a completed Credit Application or the existence of a credit score on the Credit Score System Screen Shots.  We performed no procedures to determine if a credit review was performed or to determine the source of any credit score information contained on the Credit Score System Screen Shots.

c.                                      We observed evidence of a PPSA Filing which was made to secure the Seller’s interest in the equipment that is subject to the Contract.  We performed no procedures to determine the enforcement or standing of such PPSA Filing.

1

5.                                      As instructed by the Seller, on behalf of the Issuer, we combined the information on the Collateral Data File and Payment Data File.  The Collateral Data File and Payment Data File, as adjusted, are hereinafter referred to as the “Final Data File.”

6.                                      For each fixed rate retail instalment sale contract on the Preliminary Data File and Final Data File, we compared the Receivable ID, as shown on the Preliminary Data File, to the corresponding Receivable ID, as shown on the Final Data File, and noted that:

a.                                      All of the Receivables included on the Final Data File were included on the Preliminary Data File,

b.                                      395 of the Preliminary Receivables included on the Preliminary Data File were not included on the Final Data File (the “Removed Preliminary Receivables”) and

c.                                       18 of the Removed Preliminary Receivables were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 26, 30, 31, 32, 40, 44, 64, 73, 80, 94, 108, 119, 122, 133, 136, 161, 166 and 180.

7.                                      For the 166 Sample Receivables that were included on the Final Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (except for the payment schedule Sample Characteristic, which the Seller, on behalf of the Issuer, instructed us not to compare due to the passage of time between the Preliminary Cutoff Date and Cutoff Date), as shown on the Preliminary Data File, to the corresponding information, as shown on the Final Data File.  All such compared information was in agreement.

2

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Receivable ID	Contract	i.

Contract APR	Contract

Customer billing province	Contract

Collateral type (agricultural/construction/other)	Contract	ii.

Interest start date	Contract	iii.

Origination date	Contract

Equipment type (new/used)	Contract	iv.

Original principal	Contract

Purchase price	Contract

Payment schedule	(a) Contract or (b) Contract and Payment Schedule Screen Shots	v., vi., vii.

Maturity date	(a) Contract or (b) Contract and recalculation	viii.

Original term	Contract and recalculation	ix.

Notes:

i.                                          For identification purposes only.

ii.                                      For the purpose of comparing the collateral type (agricultural/construction/other) Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to note agreement in accordance with the decode table that is shown below, as applicable:

Preliminary Data File Value	Contract Value
A	Agricultural use
A	Agricoles
I	Business use
I	Commercial/business use
I	Commerciales/d’entreprise

iii.                                   For the purpose of comparing the interest start date Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to use the maturity date, as shown on the Contract (and in accordance with the instructions described in note viii. below), as the interest start date for any Sample Receivable that has a contract APR of “0.00%,” as shown on the Contract.

Notes:  (continued)

1

iv.                                   For the purpose of comparing the equipment type (new/used) Sample Characteristic for each Sample Receivable that is secured by more than one piece of equipment, as shown on the Contract, the Seller, on behalf of the Issuer, instructed us to use the first piece of equipment listed on the Contract.

v.                                      For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to:

(a)                                 Only compare payments scheduled after the Preliminary Cutoff Date and

(b)                                 Ignore differences of +/- 5% or less (as a percentage of the payment value, as shown on the Contract or Payment Schedule Screen Shot in accordance with notes vi. and vii. below) for any individual payment.

vi.                                   For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 12, 108, 122, 125 and 146), the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source Document.

vii.                                For the purpose of comparing the payment schedule Sample Characteristic for Sample Receivable Numbers 12, 108, 122, 125 and 146, the Seller, on behalf of the Issuer, instructed us to use the Payment Schedule Screen Shots as the Source Document for any individual payment for which the payment amount, as shown on the Preliminary Data File, did not equal the corresponding payment amount, as shown on the Contract.

viii.                            For the purpose of comparing the maturity date Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source Document.  If the maturity date was not specifically stated on the Contract, the Seller, on behalf of the Issuer, instructed us to recalculate the maturity date by:

(a)                                 Subtracting 1 from the number of payments,

(b)                                 Multiplying the value calculated in (a) by the period of payments,

(c)                                  Adding the number of months calculated in (b) to the beginning payment date,

all as shown on the Contract.

ix.                                   For the purpose of comparing the original term Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to recalculate the original term of each Sample Receivable by:

(a)                                 Calculating the difference in days between the maturity date, as shown on the Contract (or as recalculated in accordance with the instructions described in note viii. above), and origination date, as shown on the Contract, calculated on the basis of a 360-day year consisting of twelve 30-day months,

(b)                                 Dividing the value calculated in (a) by 30 and

(c)                                  Rounding the value in (b) to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Issuer, that are described in the notes above.

2

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

45	Equipment type (new/used)	U	N